Amendment to Master Custody Agreement

Effective February 27, 1998, The Bank of New York and each of the Investment Companies listed in the Attachment appended to this Amendment, for themselves and each series listed in the Attachment, hereby amend the Master Custody Agreement dated as of February 16, 1996 by:

1.   Replacing Exhibit A with the attached; and

2. Only with respect to the Investment Companies and series thereof listed in the Attachment, deleting paragraphs (a) and (b) of Subsection 3.5 and replacing them with the following:

     (a) Promptly after each purchase of Securities by the Fund, the Fund shall deliver to the Custodian Proper Instructions specifying with respect to each such purchase: (a) the Series to which such Securities are to be specifically allocated; (b) the name of the issuer and the title of the Securities; (c) the number of shares or the principal amount purchased and accrued interest, if any; (d) the date of purchase and settlement; (e) the purchase price per unit; (f) the total amount payable upon such purchase;
     (g) the name of the person from whom or the broker through whom the purchase was made, and the name of the clearing broker, if any; and (h) the name of the broker to whom payment is to be made. The Custodian shall, upon receipt of Securities purchased by or for the Fund, pay to the broker specified in the Proper Instructions out of the money held for the account of such Series the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Proper Instructions.

     (b) Promptly after each sale of Securities by the Fund, the Fund shall deliver to the Custodian Proper Instructions specifying with respect to each such sale: (a) the Series to which such Securities were specifically allocated; (b) the name of the issuer and the title of the Security; (c) the number of shares or the principal amount sold, and accrued interest, if any; (d) the date of sale; (e) the sale price per unit; (f) the total amount payable to the Fund upon such sale; (g) the name of the broker through whom or the person to whom the sale was made, and the name of the clearing broker, if any; and (h) the name of the broker to whom the Securities are to be delivered. The Custodian shall deliver the Securities specifically allocated to such Series to the broker specified in the Proper Instructions against payment of the total amount payable to the Fund upon such sale, provided that the same conforms to the total amount payable as set forth in such Proper Instructions.


    Investment Companies                      The Bank of New York

    By:    /s/ Elizabeth N. Cohernour         By:    /s/ Stephen E. Grunston
           --------------------------                -----------------------
    Name:  Elizabeth N. Cohernour             Name:  Stephen E. Grunston
    Title: Authorized Officer                 Title: Vice President

                                          Attachment

    INVESTMENT COMPANY                        SERIES

    Franklin Mutual Series Fund Inc.           Mutual Shares Fund
                                               Mutual Qualified Fund
                                               Mutual Beacon Fund
                                               Mutual Financial Services Fund
                                               Mutual European Fund
                                               Mutual Discovery Fund

    Franklin Valuemark Funds                   Mutual Discovery Securities Fund
                                               Mutual Shares Securities Fund

    Templeton Variable Products Series Fund    Mutual Shares Investments Fund
                                               Mutual Discovery Investments Fund



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                                                        THE BANK OF NEW YORK
                                                      MASTER CUSTODY AGREEMENT

                                                              EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master
Custody Agreement dated as of February 16, 1996.

------------------------------------------- -------------------------------- -------------------------------------------------------
INVESTMENT COMPANY                          ORGANIZATION                     SERIES ---(IF APPLICABLE)
------------------------------------------- -------------------------------- -------------------------------------------------------
Adjustable Rate Securities Portfolios       Delaware Business Trust          U.S. Government Adjustable Rate Mortgage Portfolio
                                                                             Adjustable Rate Securities Portfolio
Franklin Asset Allocation Fund              Delaware Business Trust

Franklin California Tax-Free Income         Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust          Massachusetts Business Trust     Franklin California Insured Tax-Free Income Fund
                                                                             Franklin California Tax-Exempt Money Fund
                                                                             Franklin California Intermediate-Term Tax-Free
                                                                              Income Fund

Franklin Custodian Funds, Inc.              Maryland Corporation             Growth Series
                                                                             Utilities Series
                                                                             Dynatech Series
                                                                             Income Series
                                                                             U.S. Government Securities Series

Franklin Equity Fund                        California Corporation

Franklin Federal Money Fund                 California Corporation

Franklin Federal Tax- Free Income Fund      California Corporation

------------------------------------------- -------------------------------- -------------------------------------------------------

------------------------------------------- -------------------------------- -------------------------------------------------------
INVESTMENT COMPANY                          ORGANIZATION                     SERIES ---(IF APPLICABLE)
------------------------------------------- -------------------------------- -------------------------------------------------------
Franklin Gold Fund                          California Corporation

Franklin Government Securities Trust        Massachusetts Business Trust

Franklin High Income Trust                  Delaware Business Trust          AGE High Income Fund

Franklin Investors Securities Trust         Massachusetts Business Trust     Franklin Global Government Income Fund
                                                                             Franklin Short-Intermediate U.S. Govt Securities Fund
                                                                             Franklin Convertible Securities Fund
                                                                             Franklin Adjustable U.S. Government Securities Fund
                                                                             Franklin Equity Income Fund
                                                                             Franklin Adjustable Rate Securities Fund

Franklin Managed Trust                      Massachusetts Business Trust     Franklin Corporate Qualified Dividend Fund
                                                                             Franklin Rising Dividends Fund
                                                                             Franklin Investment Grade Income Fund

Franklin Money Fund                         California Corporation

Franklin Municipal Securities Trust         Delaware Business Trust          Franklin Hawaii Municipal Bond Fund
                                                                             Franklin California High Yield Municipal Fund
                                                                             Franklin Washington Municipal Bond Fund
                                                                             Franklin Tennessee Municipal Bond Fund
                                                                             Franklin Arkansas Municipal Bond Fund

------------------------------------------- -------------------------------- -------------------------------------------------------

------------------------------------------- -------------------------------- -------------------------------------------------------
INVESTMENT COMPANY                          ORGANIZATION                     SERIES ---(IF APPLICABLE)
------------------------------------------- -------------------------------- -------------------------------------------------------
Franklin Mutual Series Fund Inc.            Maryland Corporation             Mutual Shares Fund
                                                                             Mutual Qualified Fund
                                                                             Mutual Beacon Fund
                                                                             Mutual Financial Services Fund
                                                                             Mutual European Fund
                                                                             Mutual Discovery Fund
Franklin New York Tax-Free Income Fund      Delaware Business Trust

Franklin New York Tax-Free Trust            Massachusetts Business Trust     Franklin New York Tax-Exempt Money Fund
                                                                             Franklin New York Intermediate-Term Tax-Free
                                                                              Income Fund
                                                                             Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities Trust       Delaware Business Trust          Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio       Delaware Business Trust

Franklin Strategic Series                   Delaware Business Trust          Franklin California Growth Fund
                                                                             Franklin Strategic Income Fund
                                                                             Franklin MidCap Growth Fund
                                                                             Franklin Global Utilities Fund
                                                                             Franklin Small Cap Growth Fund
                                                                             Franklin Global Health Care Fund
                                                                             Franklin Natural Resources Fund
                                                                             Franklin Blue Chip Fund
                                                                             Franklin Biotechnology Discovery Fund

Franklin Tax-Exempt Money Fund              California Corporation

------------------------------------------- -------------------------------- -------------------------------------------------------

------------------------------------------- -------------------------------- -------------------------------------------------------
INVESTMENT COMPANY                          ORGANIZATION                     SERIES---(IF APPLICABLE)
------------------------------------------- -------------------------------- -------------------------------------------------------
Franklin Tax-Free Trust                     Massachusetts Business Trust     Franklin Massachusetts Insured Tax-Free Income Fund
                                                                             Franklin Michigan Insured Tax-Free Income Fund
                                                                             Franklin Minnesota Insured Tax-Free Income Fund
                                                                             Franklin Insured Tax-Free Income Fund
                                                                             Franklin Ohio Insured Tax-Free Income Fund
                                                                             Franklin Puerto Rico Tax-Free Income Fund
                                                                             Franklin Arizona Tax-Free Income Fund
                                                                             Franklin Colorado Tax-Free Income Fund
                                                                             Franklin Georgia Tax-Free Income Fund
                                                                             Franklin Pennsylvania Tax-Free Income Fund
                                                                             Franklin High Yield Tax-Free Income Fund
                                                                             Franklin Missouri Tax-Free Income Fund
                                                                             Franklin Oregon Tax-Free Income Fund
                                                                             Franklin Texas Tax-Free Income Fund
                                                                             Franklin Virginia Tax-Free Income Fund
                                                                             Franklin Alabama Tax-Free Income Fund
                                                                             Franklin Florida Tax-Free Income Fund
                                                                             Franklin Connecticut Tax-Free Income Fund
                                                                             Franklin Indiana Tax-Free Income Fund
                                                                             Franklin Louisiana Tax-Free Income Fund
                                                                             Franklin Maryland Tax-Free Income Fund
                                                                             Franklin North Carolina Tax-Free Income Fund
                                                                             Franklin New Jersey Tax-Free Income Fund
                                                                             Franklin Kentucky Tax-Free Income Fund
                                                                             Franklin Federal Intermediate-Term Tax-Free Income
                                                                              Fund
                                                                             Franklin Arizona Insured Tax-Free Income Fund
                                                                             Franklin Florida Insured Tax-Free Income fund
                                                                             Franklin Michigan Tax-Free Income Fund

------------------------------------------- -------------------------------- -------------------------------------------------------

------------------------------------------- -------------------------------- -------------------------------------------------------
INVESTMENT COMPANY                          ORGANIZATION                     SERIES ---(IF APPLICABLE)
------------------------------------------- -------------------------------- -------------------------------------------------------
Franklin Templeton Fund Allocator Series    Delaware Business Trust          Franklin Templeton Conservative Target Fund
                                                                             Franklin Templeton Moderate Target Fund
                                                                             Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust             Delaware Business Trust          Franklin Templeton German Government Bond Fund
                                                                             Franklin Templeton Global Currency Fund
                                                                             Franklin Templeton Hard Currency Fund
                                                                             Franklin Templeton High Income Currency Fund

Franklin Templeton International Trust      Delaware Business Trust          Templeton Pacific Growth Fund
                                                                             Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust         Delaware Business Trust          Franklin Templeton Money Fund II

Franklin Value Investors Trust              Massachusetts Business Trust     Franklin Balance Sheet Investment Fund
                                                                             Franklin MicroCap Value Fund
                                                                             Franklin Value Fund

Franklin Valuemark Funds                    Massachusetts Business Trust     Money Market Fund
                                                                             Growth and Income Fund
                                                                             Natural Resources Securities Fund
                                                                             Real Estate Securities Fund
                                                                             Global Utilities Securities Fund
                                                                             High Income Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Income Securities Fund
                                                                             U.S. Government Securities Fund
                                                                             Zero Coupon Fund - 2000
                                                                             Zero Coupon Fund - 2005
                                                                             Zero Coupon Fund - 2010
                                                                             Rising Dividends Fund
------------------------------------------- -------------------------------- -------------------------------------------------------

------------------------------------------- -------------------------------- -------------------------------------------------------
INVESTMENT COMPANY                          ORGANIZATION                     SERIES ---(IF APPLICABLE)
------------------------------------------- -------------------------------- -------------------------------------------------------
Franklin Valuemark Funds  (cont.)           Massachusetts Business Trust     Templeton Pacific Growth Fund
                                                                             Templeton International Equity Fund
                                                                             Templeton Developing Markets Equity Fund
                                                                             Templeton Global Growth Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Small Cap Fund
                                                                             Capital Growth Fund
                                                                             Templeton International Smaller Companies Fund
                                                                             Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Global Health Care Securities Fund
                                                                             Value Securities Fund

------------------------------------------- -------------------------------- -------------------------------------------------------
Institutional Fiduciary Trust               Massachusetts Business Trust     Money Market Portfolio
                                                                             Franklin U.S. Government Securities Money Market
                                                                              Portfolio
                                                                             Franklin U.S. Treasury Money Market Portfolio
                                                                             Franklin Institutional Adjustable U.S. Government
                                                                              Securities Fund
                                                                             Franklin Institutional Adjustable Rate Securities Fund
                                                                             Franklin U.S. Government Agency Money Market Fund
                                                                             Franklin Cash Reserves Fund

The Money Market Portfolios                 Delaware Business Trust          The Money Market Portfolio
                                                                             The U.S. Government Securities Money Market Portfolio

Templeton Variable Products Series Fund                                      Mutual Shares Investments Fund
                                                                             Mutual Discovery Investments Fund
                                                                             Franklin Growth Investments Fund
------------------------------------------- -------------------------------- -------------------------------------------------------

------------------------------------------- -------------------------------- -------------------------------------------------------
INVESTMENT COMPANY                          ORGANIZATION                     SERIES---(IF APPLICABLE)
------------------------------------------- -------------------------------- -------------------------------------------------------
CLOSED END FUNDS:
Franklin Multi-Income Trust                 Massachusetts Business Trust

Franklin Principal Maturity Trust           Massachusetts Business Trust

Franklin Universal Trust                    Massachusetts Business Trust

INTERVAL FUND
Franklin Floating Rate Trust                Delaware Business Trust

------------------------------------------- -------------------------------- -------------------------------------------------------
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